                                                                   Exhibit 10.11


                                                                    CONFIDENTIAL

                             US AIRWAYS GROUP, INC.
                               2345 Crystal Drive
                            Arlington, Virginia 22227

                                                              September 16, 2005

Ladies and Gentlemen:

This letter agreement is with reference to (i) the Agreement and Plan of Merger, dated as of May 19, 2005 (the "Merger Agreement"), by and among US Airways Group, Inc., a Delaware corporation, and its successors (including, as the context may require, on or after the effective date of the Plan, as reorganized pursuant to the Bankruptcy Code) ("East"), America West Holdings Corporation, a Delaware corporation ("West"), and Barbell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of East ("Merger Sub"), in respect of the merger of Merger Sub with and into West, (ii) the Financing Commitments entered into by and among East, West and the Equity Investors, (iii) the Stockholders' Agreement (the "Stockholders' Agreement"), by and among East, West and the Equity Investors, to be executed prior to the Effective Date, and (iv) the letter agreement, dated as of July 7, 2005 (the "July Letter Agreement"), by and among East, West and the Equity Investors (other than Tudor). Any capitalized term not defined in this letter agreement shall have the meaning set forth in the Merger Agreement or the Financing Commitments, as amended by the July Letter Agreement, as applicable.

The parties to this letter agreement hereby acknowledge and agree as follows:

(1) Notwithstanding anything in the Financing Commitments or the July Letter Agreement to the contrary, (a) the Equity Investors hereby agree that East may offer and issue New Common Stock in an underwritten public offering (the "Public Offering") pursuant to the registration statement on Form S-1, File No. 333-126226, and further agree that East may use up to $172,500,000 of the proceeds raised in connection therewith for general corporate purposes, provided that (i) the public offering price per share of New Common Stock in the Public Offering is no less than $16.50, (ii) the registration statement for the Public Offering becomes effective, and the underwriting agreement for the Public Offering is executed, before 5 p.m., eastern time, on the ninth (9th) Business Day following the Closing Date, and (iii) the aggregate proceeds, including from any over-allotment option, from the Public Offering shall not exceed $172,500,000, and (b) except as provided in paragraphs (5) and (6) of this letter agreement, prior to the Closing Date, East shall not offer, issue, sell or agree, commit or obligate itself to offer, issue or sell any Equity Securities pursuant to Section 6.08(a)(i)(B) or Section 6.08(a)(iv) of the Financing Commitments (Section 6.07(a)(i)(B) and Section 6.08(a)(iv) in respect of the Financing Commitment to which Eastshore Aviation, LLC is a party) unless the Public Offering has been terminated.

(2) Section 2.02(a) of each of the Financing Commitments is hereby replaced in its entirety by the following:

             "Section 2.02 Closing. (a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 7.01 and 7.02 hereof, the Closing shall take place at the offices of Arnold & Porter LLP, 555 Twelfth Street, NW, Washington D.C. 20004, at 10:00 a.m., Washington D.C. time, on the same Business Day as the Effective Time (as such term is defined in the Merger Agreement) or at such other time, date and place as the parties may agree (the date on which the Closing occurs, the "Closing Date")."

(3) In addition to the Equity Securities that East is permitted to issue pursuant to Section 6.08, as amended, of each of the Financing Commitments (Section 6.07 in respect of the Financing Commitment to which Eastshore Aviation, LLC is a party) and the Equity Securities to be issued pursuant to the Public Offering, each of the Equity Investors listed below is hereby granted options to purchase, at $15.00 per share, up to the number of additional shares of New Common Stock set forth next to each Equity Investor below, on the same terms and conditions as such Equity Investor's Financing Commitment:

                                         TRANCHE A OPTIONS     TRANCHE B OPTIONS
                                         -----------------     -----------------
PAR Investment Partners, L.P.:            2,000,000 shares      1,000,000 shares

Peninsula Investment Partners, L.P.:        444,444 shares        222,223 shares

ACE Aviation Holdings Inc.:                 666,667 shares        333,333 shares

Wellington Investors:                     1,333,333 shares        666,667 shares

Tudor Investors:                            577,778 shares        288,889 shares

The Tranche A Options are exercisable by written notice to East and West on or prior to the earlier to occur of (a) 5:00 p.m., eastern time, on the Business Day following the day the underwriting agreement for the Public Offering is executed and (b) 5:00 p.m., eastern time, on the tenth (10th) Business Day following the day the New Common Stock starts trading publicly on the New York Stock Exchange (the "Tranche A Option Expiration Date"). The Tranche B Options are exercisable by written notice to East and West on or prior to the fifteenth
(15th) calendar day following the Tranche A Option Expiration Date (the "Tranche B Option Expiration Date" and together with the Tranche A Option Expiration Date, the "Option Expiration Date"). Payment in respect of the Tranche A Options and Tranche B Options shall occur on the second Business Day following the respective Option Expiration Date.

Each foregoing option is transferable, in whole or in part, among the Equity Investors, up until the respective Option Expiration Date, subject to certain restrictions on foreign ownership contained in the Parent Charter and Parent Amended By-Laws. The options to purchase an aggregate of 3,000,000 shares of New Common Stock that PAR Investment Partners, L.P. has includes Eastshore Aviation, LLC's option to purchase 1,666,667 shares that Eastshore Aviation, LLC sold to PAR Investment

Partners, L.P. pursuant to an Option Purchase Agreement, dated as of September 15, 2005.

Upon each Option Expiration Date, East shall make an offer to Eastshore Aviation, LLC, in an amount equal to one-third of the proceeds received from exercise of the options, to repurchase shares of East Common Stock held by Eastshore Aviation, LLC, at a purchase price of $15.00 per share, and Eastshore Aviation, LLC shall have the right but not the obligation to accept such offer to repurchase in whole or in part for a period of at least 30 days after the receipt of such offer.

Paragraph (8) of the July Letter Agreement is replaced in its entirety by the foregoing, and to the extent this paragraph (3) conflicts with Section 6.08(c) and (d) of the Tudor Investment Agreement, the provisions of this paragraph (3) shall be controlling.

(4) The director to be nominated to the Board of Directors of East by each of ACE Aviation Holdings Inc. and Eastshore Aviation, LLC shall be appointed to the Board of Directors of East on the date which is two Business Days after the Effective Time. The Stockholders' Agreement will reflect the provisions of this paragraph (4).

(5) The parties to this letter agreement consent to the issuance of options as described in Exhibit A of this letter agreement and agree that the issuance of such options and the New Common Stock issued upon exercise of such options shall not reduce the number of shares of New Common Stock available for issuance under the Employee Pool.

(6) In lieu of the Notes referenced on Schedule 3.05 of each of the Financing Commitments, the Company may issue up to $125 million principal amount (plus a 15% over-allotment option) of convertible notes to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and other initial purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "144A Convertible Notes"). Each of the Equity Investors hereby consents to the issuance of the 144A Convertible Notes in lieu of the Notes.

(7) Except as expressly modified by this letter agreement, the provisions of the Merger Agreement, each Financing Commitment and the July Letter Agreement shall remain unaffected. Moreover, to the extent that Section 4.20 of the Merger Agreement becomes applicable as a result of any agreement entered into after the date of this letter agreement, the rights of the Equity Investors, including but not limited to, Section 6.08 of the Financing Commitments (Section 6.07 in respect of the Financing Commitment to which Eastshore Aviation, LLC is a party) and Section 6.09 of the Eastshore Aviation, LLC Junior Secured Debtor-in-Possession Credit Facility Agreement are fully reserved and unaffected hereby. To the extent not governed by the Bankruptcy Code, this letter agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules. This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one single instrument.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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
If the forgoing is in accordance with your understanding, please sign and return to us one counterpart hereof.

Very truly yours,

US AIRWAYS GROUP, INC.

By: /s/ Elizabeth K. Lanier
    ----------------------------------------------
      Name:  Elizabeth K. Lanier
      Title: Executive Vice President & General Counsel

                              Acknowledged and agreed by:


                              AMERICA WEST HOLDINGS
                              CORPORATION

                              By:
                                  -------------------------
                                      Name:
                                      Title:

                              BARBELL ACQUISITION CORP.

                              By:
                                  -------------------------
                                      Name:
                                      Title:

                              ACE AVIATION HOLDINGS INC.

                              By:
                                  -------------------------
                                      Name:
                                      Title:

                              EASTSHORE AVIATION, LLC

                              By:
                                  -------------------------
                                      Name:
                                      Title:



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
                              PAR INVESTMENT PARTNERS, L.P.

                              By:     PAR GROUP, L.P.
                                      its general partner

                              By:     PAR CAPITAL MANAGEMENT, INC.
                                      its general partner


                              By:
                                  -------------------------
                                      Name:
                                      Title:


                              PENINSULA INVESTMENT
                              PARTNERS, L.P.

                              By:     PENINSULA CAPITAL
                                      APPRECIATION LLC
                                      its general partner


                              By:
                                  -------------------------
                                      Name:
                                      Title:


                              WELLINGTON MANAGEMENT
                              COMPANY, LLP, AS INVESTMENT ADVISER
                              TO EACH INVESTOR LISTED ON SCHEDULE 1 OF
                              THE WELLINGTON INVESTMENT AGREEMENT



                              By:
                                  -------------------------
                                      Name:
                                      Title:


                              TUDOR INVESTMENT CORP.,
                              AS INVESTMENT ADVISER TO EACH INVESTOR
                              LISTED ON SCHEDULE 1 OF THE TUDOR
                              INVESTMENT AGREEMENT (OTHER THAN
                              TUDOR PROPRIETARY TRADING, L.L.C.)

                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------

                              TUDOR PROPRIETARY TRADING, L.L.C.

                              By:
                                     ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                     ------------------------------




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
                                    EXHIBIT A

                             US AIRWAYS GROUP, INC.

              PRINCIPAL TERMS AND CONDITIONS OF PILOT STOCK OPTIONS

ISSUER:                  US Airways Group, Inc. and any successor

SECURITIES ISSUED:       Options (the "Options") to purchase the common stock of
                         the Issuer (the "Common Stock"). Each Option shall entitle the holder to purchase one share of the common stock at the Exercise Price (see below).

AGGREGATE NUMBER OF      1,100,000 in the aggregate, with the first tranche of
OPTIONS ISSUABLE:        500,000 Options being issued January 31, 2006 (the
                         "First Tranche Options"), a second tranche of 300,000
                         Options to be issued on January 31, 2007 (the "Second
                         Tranche Options") and the third tranche of 300,000
                         Options to be issued on January 31, 2008 (the "Third
                         Tranche Options").

OPTION GRANTEE:          The formula for the allocation of options to the
                         grantees shall be determined by ALPA.

OPTION TERM:             Five (5) years from each grant date.

EXERCISABILITY:          At any time, in whole or in part during the Option
                         Term; provided, however that, upon any change in control event (as defined in the Collective Bargaining
                         Agreement), the issuance of any and all Options shall be immediately issued and accelerated and shall be immediately exercisable.

EXERCISE PRICE:          To be equal in the case of each Tranche of Options to
                         the average of the closing price per share of Common
                         Stock as reflected on the New York Stock Exchange (or other actively traded national securities exchange on which the Common Stock is principally traded)for the 20 business day period prior to the applicable
                         Options issuance date in respect of the First, Second or Third Tranche Options, as the case may be.

EXERCISE MECHANISM:      Cashless and otherwise to be determined by ALPA and the
                         Company.

TRANSFER RESTRICTIONS:   Subject to tax and accounting considerations, options
                         may not be transferred at any time except to a beneficiary of a deceased individual holder; provided however that the Company will not unreasonably withhold its consent to a sale of all or a significant portion of such Options pursuant to a sale authorized by ALPA to a financial institution or institutions.

ANTI-DILUTION:           Customary anti-dilution provisions.



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